Fees Summary	Feb. 25, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 86,244,060
Previously Paid Amount	0.00
Total Fee Amount	11,910.3
Total Offset Amount	0.00
Net Fee	$ 11,910.3